UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2007

Universal Truckload Services, Inc.

(Exact name of registrant as specified in its charter)

Michigan	120510	38-3640097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12755 E. Nine Mile Road, Warren, Michigan

(Address of principal executive offices)

48089

(Zip Code)

(586) 920-0100

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Bylaws were amended and restated to revise the duties of the Chairman, President and Vice Presidents and to authorize the creation by the Board of Directors of a Vice Chairman. Unless specifically provided in a resolution of the Board of Directors, neither the Chairman nor the Vice Chairman may be an executive officer or employee of the Corporation.

Item 7.01.	Regulation FD Disclosure.

The following information, including the exhibit described below, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 27, 2007, Registrant held telephone discussions with securities investors and analysts from Stephens, Inc., BB&T Capital Markets, Stifel, Nicolaus, & Company, Inc., Bear, Stearns & Co. Inc., and Fidelity Investments (collectively, the analysts). In response to questions raised by the analysts concerning Registrant’s quarterly earnings release filed with its Current Report on Form 8-K filed April 27, 2007, Registrant furnished the analysts with information contained in a draft of the Management’s Discussion and Analysis of Financial Condition and Results of Operations, which we call the MD&A, prepared for filing with Registrant’s Quarterly Report on Form 10-Q for the thirteen weeks ended March 31, 2007. A copy of the draft MD&A from which the information was furnished is attached Exhibit 99.1 to this Form 8-K report and is incorporated herein by reference. The furnishing of the MD&A is not intended to constitute a representation that such furnishing is required by Regulation FD or that the MD&A includes material investor information that is not otherwise publicly available. In addition, the Registrant does not assume any obligation to update such information in the future.

Item 8.01.	OTHER EVENTS

The Compensation and Stock Option Committee Charter was amended to delete the requirement for independent directors on the Committee, since the Corporation is a controlled corporation, and having all independent directors on this committee is not a requirement of either the Commission or Nasdaq.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws

99.1	Compensation and Stock Option Committee Charter

99.2	April 27, 2007 draft of Management’s Discussion and Analysis of Financial Condition and Results of Operations for its Quarterly Report on Form 10-Q for the thirteen weeks ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIVERSAL TRUCKLOAD SERVICES, INC.

Date: April 30, 2007	/s/ Robert E. Sigler
Robert E. Sigler
Vice President, Chief Financial Officer, Secretary and Treasurer